UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IMARA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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P.O. BOX 8016, CARY, NC 27512-9903

IMARA Inc.

Important Notice Regarding the

Availability of Proxy Materials

Stockholders Meeting to be held on

June 29, 2021

For Stockholders of record on May 06, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/IMRA

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/IMRA

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 14, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/IMRA	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

IMARA Inc.
Meeting Type:	Annual Meeting of Stockholders

Date:	Tuesday, June 29, 2021
Time:	10:00 AM, Eastern Time
Place:	Annual Meeting to be held virtually via the Internet. For more information, please visit www.proxydocs.com/IMRA
You must register to attend the meeting online and/or participate at www.proxydocs.com/IMRA SEE REVERSE FOR FULL AGENDA

IMARA Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR each of the director nominees listed in Proposal 1 and FOR Proposal 2

PROPOSAL

1.	Election of Three Class I Directors

1.1	Edward R. Conner, M.D.

1.2	Carl Goldfischer, M.D.

1.3	Laura Williams, M.D., MPH

2.	Ratification of the appointment of Ernst & Young LLP as Imara’s independent registered public accounting firm for the fiscal year ending December 31, 2021

Note: In their discretion, the Named Proxies are authorized to vote upon any other business that may properly come before the Annual Meeting and at any adjournment or postponement thereof.